SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: August 24, 1999
                                       ---------------
                      (Date of Earliest Event Reported)

                         COMMAND SECURITY CORPORATION
                         ----------------------------
           (Exact name of Registrant as Specified in its Charter)

                                   New York
                                   --------
                           (State of Incorporation)

                                   0-18684
                                   -------
                           (Commission File Number)

                                  14-1626307
                                  ----------
                      (IRS Employer Identification No.)

                Lexington Park, Lagrangeville, New York 12540
                ---------------------------------------------
                   (Address of Principal Executive Offices)

                                (914) 454-3703
                                --------------
                       (Registrant's Telephone Number)

Item 1-Item 4.          Not Applicable.
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Item 5: Other Events.   Not Applicable.
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Item 6.                 Not Applicable.
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Item 7.                 Financial Statements and Exhibits.
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                          (a),(b)

                          (c) Exhibits

                          (i)  Press release dated August 27, 1999

Item 8.                 Not Applicable.
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Item 9.                 Not Applicable.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 1999                   COMMAND SECURITY CORPORATION

                                        By: /s/ Nathan Nelson
                                            -----------------------
                                            Nathan Nelson
                                            Chief Financial Officer

FOR IMMEDIATE RELEASE  CONTACT: William C. Vassell  Donald Radcliffe
                                Chairman            Radcliffe & Associates, Inc.
                                Tel:(914)454-3703   Tel:(212)605-0174


                    COMMAND SECURITY CORPORATION ANNOUNCES
                    --------------------------------------
               TERMINATION OF DISCUSSIONS REGARDING SALE OF THE
              COMPANY FREES BOARD TO MAKE PURCHASES OF ITS STOCK

     Lagrangeville, New York *** August 27, 1999 ***Command Security Corporation (NASDAQ:CMMD) announced today that following a meeting of its Board of Directors on Tuesday, it is no longer engaged in active discussions concerning the possible sale of the Company. Members of the Board believe that the current market price of the stock does not reflect the value of the Company and have indicated that they expect to purchase the Company's stock in the open market within the next two weeks. The extent of such purchases has not been determined and will be dependent upon market conditions.

     During the past nine months when there was active discussion concerning the sale of the Company, the Board did not receive an offer containing acceptable pricing or terms. Although the Board is still aware of interest in the Company, it unanimously agreed that the Company's recent performance and prospects for stable growth indicate that a sale at this time would not be in the best interests of its shareholders.

     William C. Vassell, Chairman of the Board, expressing the views of the Board said, "We have made significant progress to date in realizing net income, improving working capital and stabilizing operations with cost controls, increased regulatory compliance oversight and the hiring of Nathan Nelson as CFO. We expect these factors to contribute to the growth and success of the Company."

     Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward-looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

     Command Security Corporation provides security services through Company-owned offices in New York, New Jersey, California, Illinois, Florida, Georgia, Massachusetts, Pennsylvania and Connecticut and provides back-office service agreements to independent security companies nationwide.